UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2021

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction

of Incorporation)

001-39761	47-2615102
(Commission File Number)	(I.R.S. Employer Identification No.)

61 Old South Road, #495,	02554
Nantucket, MA	(Zip Code)
(Address of Principal Executive Offices)

(888) 350-9994

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 6, 2021, Ondas Holdings Inc. (the “Company” or “Ondas”) issued a press release announcing that it had filed a definitive proxy statement for its special meeting of stockholders in connection with the proposed acquisition of American Robotics, Inc. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated July 6, 2021

Additional Information about the Transaction and Where to Find It

In connection with the Transaction, on July 6, 2021, Ondas filed with the SEC, its definitive proxy statement. Ondas will mail the definitive proxy statement and a proxy card to each Ondas stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF ONDAS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ONDAS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AMERICAN ROBOTICS, AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Ondas with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting Ondas' Investors section at www.ondas.com. The information contained on, or that may be accessed through, the websites referenced in this report is not incorporated by reference into, and is not a part of, this report.

Participants in the Solicitation

Ondas and its directors and executive officers may be deemed participants in the solicitation of proxies from Ondas' stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in Ondas are included in the definitive proxy statement relating to the Transaction and available at www.sec.gov. Additional information regarding the interests of such participants is contained in the definitive proxy statement relating to the Transaction. Information about Ondas' directors and executive officers and their ownership of Ondas' common stock is set forth in the definitive proxy statement and in Ondas' Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement relating to the Transaction. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by Ondas, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law or in accordance with an applicable exemption from the registration requirements thereof.

Forward Looking Statements

Certain statements made in this report that are “forward-looking statements” within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. Examples of forward-looking statements include, among others, statements made in this report regarding the proposed transaction contemplated by the definitive agreement, including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including expectations for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of Ondas’ control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of Ondas, required regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (3) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (4) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company’s business and operation, and the ability of the parties to retain key employees; (5) costs related to the transaction; (6) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (7) other risks and uncertainties indicated from time to time in the definitive proxy statement filed with the SEC relating to the Transaction, including those under “Risk Factors” therein, and in Ondas’ other filings with the SEC. Ondas cautions that the foregoing list of factors is not exhaustive. Ondas cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ondas does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Ondas gives no assurance that after the Transaction the combined company will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONDAS HOLDINGS INC.

Date: July 6, 2021	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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